UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K ___________________ Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): August 1, 2014 ___________________
Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700
Irving, Texas 75062
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2014, pursuant to authorization from the Compensation Committee, Nexstar Broadcasting Group, Inc. (the “Company”) entered into an amendment to the Executive Employment Agreement with Thomas E. Carter, the Company’s Chief Financial Officer, dated as of July 13, 2009.  The amendment extends the term of Mr. Carter’s employment with the Company until August 3, 2018, with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

The amendment modifies Mr. Carter’ base salary as follows:

Period	Base Salary
From August 3, 2014 through August 2, 2015	$550,000
From August 3, 2015 through August 2, 2016	$575,000
From August 3, 2016 through August 2, 2017	$600,000
After August 2, 2017	$625,000

Mr. Carter will also be eligible to receive a targeted annual bonus in the amounts set forth below based on the achievement of goals established by our Chief Executive Officer and the Compensation Committee of the Board of Directors of the Company for such period.

Period	Base Salary
For the 2014 Fiscal Year	$275,000
For the 2015 Fiscal Year	$287,500
For the 2016 Fiscal Year	$300,000
For the 2014 Fiscal Year and Thereafter	$312,500

Additionally, Mr. Carter will receive Restricted Stock Units equal to12,500 shares of the Company’s Class A common stock, which shall vest over four years beginning on August 1, 2015. If Mr. Carter’s employment shall terminate for any reason, other than in respect of a Company change of control, all unvested Restricted Stock Units shall be forfeited and cancelled.

The foregoing descriptions are qualified in their entirety by reference to the text of the amendment filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, dated as of August 1, 2014, between Thomas E. Carter and Nexstar Broadcasting Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Elizabeth Ryder
Dated: August 1, 2014	Name:	Elizabeth Ryder
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, dated as of August 1, 2014, between Thomas E. Carter and Nexstar Broadcasting Group, Inc.